                                                                 Exhibit 10.31.3


                  NOTE AMENDMENT AND MUTUAL RELEASE AGREEMENT

         This Note Amendment and Mutual Release Agreement, dated as of August 23, 2000 (the "AGREEMENT"), is by and among GTECH Corporation, a Delaware corporation ("GTECH"), and On-Point Technology Systems, Inc., a Nevada corporation ("ON-POINT").

         WHEREAS, GTECH and On-Point entered into the On-Point Technology Systems, Inc. Amended and Restated Subordinated Promissory Note Due August 15, 2000, dated November 10, 1999 and January 5, 2000 (the "NOTE"), in the aggregate principal amount of $1,500,000;

         WHEREAS, on January 10, 2000, GTECH and On-Point announced the execution of an Agreement and Plan of Merger, dated as of January 7, 2000 (the "MERGER AGREEMENT"), among GTECH, On-Point and Trio Merger Sub Co., Inc., whereby GTECH would acquire On-Point;

         WHEREAS, on February 23, 2000, On-Point announced the need for a possible restatement of its financial statements, and NASDAQ halted trading in On-Point stock pending further clarification;

         WHEREAS, on April 7, 2000, following the release of restated financials, GTECH terminated the Merger Agreement;

         WHEREAS, GTECH and On-Point subsequently reopened discussions about a possible revised merger agreement and no agreement of any kind was concluded;

         WHEREAS, GTECH's Board of Directors has made a determination not to pursue further a merger between GTECH and On-Point;

         WHEREAS, as set forth herein, the parties have agreed not to exercise certain rights they may have, including without limitation certain rights they may have that survive the April 7, 2000, termination of the Merger Agreement;

         WHEREAS, GTECH has determined that On-Point's agreement not to exercise such rights it might otherwise have constitutes good and valuable consideration sufficient to justify providing On-Point with the release and the amendment of the Note contained herein;

         WHEREAS, On-Point has determined that GTECH's agreement not to exercise such rights it might otherwise have, together with GTECH's agreement to amend the Note as set forth herein, constitutes good and valuable consideration sufficient to justify providing GTECH with the release contained herein; and

         WHEREAS, GTECH and On-Point have entered into (i) an Agreement to Lease Machines and Purchase Parts, signed on or about September 15, 1998 (the "ALMPP"), and (ii) from time to time certain other agreements in the ordinary course of business to lease or acquire parts or equipment (collectively, together with the ALMPP, the "ORDINARY COURSE AGREEMENTS").

         NOW, THEREFORE, in consideration of the foregoing and the respective agreements and releases set forth herein, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1. AMENDMENT OF AMENDED AND RESTATED SUBORDINATED PROMISORY NOTE. The principal amount of the Note is hereby reduced from $1,500,000 to $750,000. All accrued but unpaid interest payments currently due are hereby forgiven. The maturity date of the Note is hereby extended from August 15, 2000 to February 15, 2002. From and after the date hereof, the interest rate applicable to the Note shall be fixed at 10% per annum. No payments under the Note, whether principal, interest or otherwise, shall be due until the extended maturity date. Sections 4.2(a), (b), (e), (g) and (j) and Sections 6.1(d) and (h) shall have no further force and effect from and after the date hereof. Notwithstanding anything to the contrary herein including without limitation the releases in Sections 2 and 3 hereof, except as provided in this Section 1, the Note shall continue in full force and effect in accordance with the provisions thereof.

         2. RELEASE BY GTECH.

         (a) Except as otherwise provided in Sections 1 and 4 of this Agreement, GTECH, as to itself and for and on behalf of GTECH's present and former parent companies, subsidiaries, divisions and affiliates, their officers, directors, employees, partners, principals, stockholders, owners, agents, subrogees and insurers, and their respective successors, predecessors, assigns, heirs, executors, administrators, attorneys, servants, agents and representatives, and any and all persons natural or corporate in privity with them or acting in concert with them or any of the (collectively, "GTECH RELEASORS"), hereby and forever releases, acquits and discharges On-Point, and On-Point's past, present and future parent companies, subsidiaries, divisions, related or affiliated entities, predecessors and successors, their respective present and former directors, officers, partners, principals, members, stockholders, owners, employees, agents, servants, subrogees, insurers and attorneys, and their respective representatives, heirs, executors, spouses, personal representatives, administrators, successors, transferees and assigns, and any and all persons natural or corporate in privity with them or acting in concert with them or any of them (collectively, "ON-POINT RELEASEES"), of and from any and all claims or causes of action, debts, suits, rights of action, dues, sums of money, accounts, bonds, bills, covenants, contracts, controversies, agreements, promises, damages, judgments, variances, executions, demands or obligations of any kind or nature whatsoever, matured or unmatured, liquidated or unliquidated, absolute or contingent, known or unknown, suspected or unsuspected, whether or not asserted, threatened, alleged or litigated, at law, admiralty, equity or otherwise, including, without limitation, claims for contribution or indemnification, or for costs, expenses (including, without limitation, amounts paid in settlement) and attorneys' fees (the "GTECH CLAIMS"), which GTECH Releasors have, own or hold, or might have had, owned or held, formerly had or might have had, individually, representatively, derivatively or in any other capacity which arise out of, are based upon or relate to GTECH's relationship, either direct or indirect, with On-Point, including without limitation the following: (i) the claims asserted in the actions entitled NEKRITZ V. ON-POINT TECHNOLOGY SYSTEMS, INC., ET AL. (Case No. 00-CV-812BTM (S.D. Cal.)), AHRENS, ET AL. V. SANDVICK, ET AL. (Case No. 00-CV-843JM (S.D. Cal.)), FERNHOFF, ET AL. V. ON-POINT TECHNOLOGY SYSTMES, INC., ET AL. (Case No. 00-CV-1045JM (S.D. Cal.)), AHRENS V. SANDVICK, ET AL. (Case No. GIN002672 (Sup. Ct. San Diego Cty, Cal.)), and/or STEPHEN GLENN V. FREDERICK

SANDVICK, ET AL. (Case No. 001403 BTM (S.D. Cal.)) (the "Actions"); (ii) the proposed settlements of the Actions; (iii) any of the acts, facts, events, circumstances, matters, claims, transactions, occurrences, omissions, representations, misrepresentations, or matters of any kind or nature whatsoever, related directly or indirectly to the subject matters referred to, set forth in, or the facts or claims for relief which were or could have been alleged or litigated in, the Actions, or in any discovery or other proceedings in connection therewith; and/or (iv) any of the acts, facts, events, circumstances, matters, claims, transactions, occurrences, omissions, representations, misrepresentations, or matters of any kind or nature whatsoever, related directly or indirectly to a possible merger between GTECH and On-Point, including but not limited to those arising under the Merger Agreement, and any documentation prepared in connection therewith.

          (b) GTECH Releasors acknowledge that they may have sustained damages, expenses and losses in connection with GTECH Claims which are presently unknown or not suspected ("GTECH UNKNOWN CLAIMS"), and that such damages, expenses and losses, if any, might give rise to additional damages, expenses or losses in the future which are not now anticipated by them, or might have affected their decision to release the On-Point Releasees. Except as otherwise provided in Section 1 and 4 of this Agreement, GTECH Releasors expressly stipulate and agree that, as to any and all GTECH Claims, upon execution of this Agreement, they shall expressly waive and relinquish, to the fullest extent permitted by law, any and all provisions, rights and benefits that they may have under any law of any state or territory of the United States, or principle of common law, which would limit the effect of this Agreement, including the provisions of Section 1542 of the California Civil Code, to the extent deemed applicable, which provides as follows:

                      Section 1542. GENERAL RELEASE; EXTINGUISHED A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.

          (c) GTECH Releasors acknowledge that they may hereafter discover facts in addition to or different from those which they now know or believe to be true with respect to the subject matter of the GTECH Claims, but, except as provided in Sections 1 and 4 of this Agreement, they intend to and shall be deemed to have fully, finally and forever settled and released any and all GTECH Claims, known or unknown, suspected or unsuspected, contingent or non-contingent, whether or not concealed or hidden, which now exist, or heretofore have existed upon any theory of law or equity now existing or coming into existence in the future.

          3. RELEASE BY ON-POINT

          (a) Except as otherwise provided in Section 4 of this Agreement, On-Point, as to itself and for and on behalf of On-Point's present and former parent companies, subsidiaries, divisions and affiliates, their officers, directors, employees, partners, principals, stockholders, owners, agents, subrogees and insurers, and their respective successors, predecessors, assigns, heirs, executors, administrators, attorneys, servants, agents and representatives, and any and all persons natural or corporate in privity with them or acting in concert with them or any of them (collectively, "ON-POINT RELEASORS"), hereby and forever releases, acquits and discharges GTECH, and GTECH's past, present and future parent companies, subsidiaries, divisions, related or affiliated entities, predecessors and successors, their respective present and former directors, officers, partners, principals, members, stockholders, owners, employees, agents, servants, subrogees, insurers and attorneys, and their respective representatives, heirs, executors, spouses, personal representatives, administrators, successors, transferees and assigns, and any and all persons natural or corporate in privity with them or acting in concern with them or any of them (collectively, "GTECH RELEASEES"), of and from any and all claims or causes of action, debts, suits, rights of action, dues, sums of money, accounts, bonds, bills, covenants, contracts, controversies, agreements, promises, damages, judgments, variances, executions, demands or obligations of any kind or nature whatsoever, matured or unmatured, liquidated or unliquidated, absolute or contingent, known or unknown, suspected or unsuspected, whether or not asserted, threatened, alleged or litigated, at law, admiralty, equity or otherwise, including, without limitation, claims for contribution or indemnification, or for costs, expenses (including, without limitation, amounts paid in settlement) and attorneys' fees (the "ON-POINT CLAIMS"), which On-Point Releasors have, own or hold, or might have had, owned or held, formerly had or might have had, individually, representatively, derivatively or in any other capacity which arise out of, are based upon or relate to On-Point's relationship, either direct or indirect, with GTECH, including without limitation the following: (i) the Actions; (ii) the proposed settlements of the Actions; (iii) any of the acts, facts, events, circumstances, matters, claims, transactions, occurrences, omissions, representations, misrepresentations, or matters of any kind or nature whatsoever, related directly or indirectly to the subject matters referred to, set forth in, or the facts or claims for relief which were or could have been alleged or litigated in, the Actions, or in any discovery or other proceedings in connection therewith; (iv) any of the acts, facts, events, circumstances, matters, claims, transactions, occurrences, omissions, representations, misrepresentations, or matters of any kind or nature whatsoever, related directly or indirectly to a possible merger between GTECH and On-Point, including but not limited to those arising under the Merger Agreement, and any documentation prepared in connection therewith; (v) any of the acts, facts, events, circumstances, matters, claims, transactions, occurrences, omissions, representations, misrepresentations, or matters of any kind or nature whatsoever, related directly or indirectly to any debts arising out of On-Point's relationship with GTECH, including debts incurred by loan, promissory note, or other means, including the obligations of On-Point under the Note, as amended by Section 1 of this Agreement; and/or
(vi) the purchaser sale of On-Point's securities.

          (b) On-Point Releasors acknowledge that they may have sustained damages, expenses and losses in connection with On-Point Claims which are presently unknown or not suspected ("ON-POINT UNKNOWN CLAIMS"), and that such damages, expenses and losses, if any, might give rise to additional damages, expenses or losses in the future which are not now anticipated by them, or might have affected their decision to release the GTECH Releasees. Except as otherwise provided in Section 4 of this Agreement, On-Point Releasors expressly stipulate and agree that, as to any and all On-Point Claims,upon execution of this Agreement, they shall expressly waive and relinquish, to the fullest extent permitted by law, any and all provisions, rights and benefits that they may have under any law of any state or territory of the United States, or principle of common law, which would limit the effect of this Agreement to those claims actually known or suspected to exist at the time of execution of this Agreement, including the provisions of
Section 1542 of the California Civil Code, to the extent deemed applicable, which provides as follows:

                   Section 1542. GENERAL RELEASE; EXTINGUISHED A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.

         (c) On-Point Releasors acknowledge that they may hereafter discover facts in addition to or different from those which they now know or believe to be true with respect to the subject matter of the On-Point Claims, but, except as otherwise provided in Section 4 of this Agreement, they intend to and shall be deemed to have fully, finally and forever settled and released any and all On-Point Claims, known or unknown, suspected or unsuspected, contingent or non-contingent, whether or not concealed or hidden, which now exist, or heretofore have existed upon any theory of law or equity now existing or coming into existence in the future.

         4. OTHER CONTINUING AGREEMENTS. Notwithstanding the releases set forth in Sections 2 and 3 hereof, the Ordinary Course Agreements and any confidentiality agreement entered into between the parties shall continue in full force and effect in accordance with the provisions thereof.

         5. MISCELLANEOUS. This Agreement shall be construed in accordance with and governed by the internal law of the State of New York (without reference to its rules as to conflict of laws), except for Section 1 hereof which shall be construed in accordance with and governed by the internal law of the State of California (without reference to its rules as to conflict of laws). The section headings herein are for convenience only and shall not affect the construction hereof. This Agreement may be executed in one or more counterparts but all such separate counterparts shall constitute one and the same instrument; provided that, although executed in counterparts, the executed signature pages of each such counterpart may be affixed to a single copy of this Agreement which shall constitute an original.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

                                                 GTECH CORPORATION
                                                 By:______________________


STATE OF      )
               ss.:
COUNTY OF     )

         On this ___ day of August 2000 before me appeared ______________, to me personally known, who by me duly sworn, did say that _______________ is the _______________ of _______________, a corporation, and that the foregoing Agreement was executed on behalf of _______________; and that said _______________ acknowledged said Agreement to be the free act and deed of said _______________.

____________________
Notary Public


                                       ON-POINT TECHNOLOGY SYSTEMS, INC.

                                       By: /s/ Frederick Sandvick
                                          -------------------------


STATE OF      ) California
               ss.:
COUNTY OF     ) San Diego

         On this 23rd day of August 2000 before me appeared Frederick Sandvick to me personally known, who by me duly sworn, did say that he is the CEO of On-Point Technology Systems, Inc., a corporation, and that the foregoing Agreement was executed on behalf of On-Point Technology Systems, Inc.; and that said he acknowledged said Agreement to be the free act and deed of said On-Point Technology Systems, Inc.


/s/ Frederick Olbrich
------------------------
Notary Public

                                                --------------------------
                                                M. Frederick Olbrich
                                                Comm.#1137473
                                                NOTARY PUBLIC-CALIFORNIA
                                                SAN DIEGO COUNTY
                                                Comm. Exp. May 12, 2001
                                                ---------------------------


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